                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         ICF KAISER INTERNATIONAL
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                       [LOGO OF IFC KAISER APPEARS HERE]

                         ICF Kaiser International, Inc.
                                9300 Lee Highway
                         Fairfax, Virginia  22031-1207



Dear Shareholder:

    The 1996 Annual Meeting of Shareholders will be held on Saturday, May 4, 1996, at ICF Kaiser International, Inc.'s headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 9:00 a.m.

    This year you are being asked to elect three directors, each to a three-year term expiring at the 1999 Annual Meeting of Shareholders, and to approve the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of ICF Kaiser International, Inc. for the fiscal year ending December 31, 1996. You also are being asked to approve an amendment to the ICF Kaiser International, Inc. Stock Incentive Plan to extend its termination date from February 6, 1997, to December 31, 2005. The Board of Directors recommends a vote FOR the election of the three directors, FOR the approval of the appointment of Coopers & Lybrand L.L.P., and FOR the Stock Incentive Plan amendment.

    If you were a shareholder of record on March 6, 1996, you will receive a proxy card for the shares of ICF Kaiser International, Inc. Common Stock you hold in your own name. If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan, the ICF Kaiser International, Inc.
Section 401(k) Plan, or the ICF Kaiser International, Inc. Retirement Plan, this proxy card also will include the number of shares you are entitled to vote under those Plans. You must mail back your proxy card so that it is received by ICF Kaiser International, Inc.'s stock transfer agent before the close of business on Tuesday, April 30, 1996, in order for you to vote these Plan shares. Please use the enclosed postage-paid, addressed envelope to vote these Plan shares. If our stock transfer agent has not received your proxy card with your voting instructions by the close of business on April 30, 1996, the shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

    A very high percentage of our shareholders hold their stock in street names, which means that the shares are registered in brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote the shares held by the broker on your behalf.

    We urge you to mail your proxy card to our registrar and transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the May 4 meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name (excluding Plan shares) if you decide to attend the meeting.

    ICF Kaiser International, Inc.'s headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, DC area Metro. On the day of the meeting, there will be a shuttle bus service departing at frequent intervals from the south side of the Vienna station and returning to the station after the meeting.

                                 Sincerely,



                                 James O. Edwards
April 2, 1996                    Chairman and Chief Executive Officer

              --------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              --------------------------------------------------


To the Shareholders of ICF Kaiser International, Inc.:

    The 1996 Annual Meeting of Shareholders of ICF Kaiser International, Inc. will be held at ICF Kaiser International, Inc.'s headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207, on Saturday, May 4, 1996, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

     1. to elect three (3) directors, each for a three-year term expiring at the 1999 Annual Meeting of Shareholders, and until their successors are elected and have been qualified;

     2. to approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996; and

     3. to approve an amendment to extend the termination date of the ICF Kaiser International, Inc. Stock Incentive Plan from February 6, 1997, to December 31, 2005; and

     4. to act on such other matters as may properly come before the meeting or any adjournment thereof.

    In accordance with the ICF Kaiser International, Inc. By-laws, the Board of Directors has fixed the close of business on Wednesday, March 6, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the 1996 Annual Meeting of Shareholders and at any adjournment thereof. This notice is given pursuant to direction of the Board of Directors.

   A proxy card is included with this Proxy Statement and Annual Report mailing. The reverse side of the proxy card shows the number of shares of ICF Kaiser International, Inc. Common Stock that you own in your own name. If the reverse side of this proxy card shows that you own shares through the ICF Kaiser International, Inc. Retirement Plan (directed investment accounts),
Section 401(k) Plan, or Employee Stock Ownership Plan (the "employee benefit plan shares"), please note: your proxy card must be received by ICF Kaiser International, Inc.'s stock transfer agent before the close of business on Tuesday, April 30, 1996, in order for you to vote these employee benefit plan shares. Please use the enclosed postage-paid, addressed envelope to vote your employee benefit plan shares; you must mail your proxy card in sufficient time for it to be received by ICF Kaiser International's stock transfer agent before the close of business, Tuesday, April 30, 1996, in order for you to vote these employee benefit plan shares. If the Company's stock transfer agent has not received your proxy card with your voting instructions by close of business on April 30, 1996, the shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

   Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting. You may revoke your proxy at any time, and the giving of your proxy will not affect your right to vote your shares in person (other than employee benefit plan shares) if you decide to attend the meeting and vote at that time.



                         Paul Weeks, II
                         Senior Vice President, General Counsel, and Secretary
Fairfax, Virginia
April 2, 1996

                                 Table of Contents

                                                                                                Page

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT....................................................................................1
      1.  Election of three (3) directors, each to a three-year term expiring at the 1999 Annual Meeting of Shareholders, and until their successors are elected and have been qualified;
      2.  Approval of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996
      3.  Proposal to amend the ICF Kaiser International, Inc. Stock Incentive Plan

VOTING SECURITIES OF THE  COMPANY AND CERTAIN SHAREHOLDINGS........................................2

ELECTION OF DIRECTORS..............................................................................5
      Nominees for Election to the Board of Directors
      Directors Continuing in Office
      Information Regarding the Board of Directors

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION........................................9

CERTAIN TRANSACTIONS WITH CERTAIN DIRECTORS.......................................................10

APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.........................................10

APPROVAL OF PROPOSAL TO AMEND THE ICF KAISER INTERNATIONAL, INC.
 STOCK INCENTIVE PLAN.............................................................................11

EXECUTIVE COMPENSATION............................................................................13

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT......................................16

AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS NAMED
 IN THE SUMMARY COMPENSATION TABLE
      (Three of whom also are Directors)..........................................................17

AGREEMENTS AND TRANSACTIONS WITH OTHER EXECUTIVE OFFICERS.........................................18

STOCK PERFORMANCE GRAPH...........................................................................19

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...........................................19

OTHER MATTERS.....................................................................................22

          A copy of the Company's Annual Report to the Securities and Exchange Commission (SEC) on Form 10-K for the ten months ended December 31, 1995 will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock upon receipt of a written request addressed to:
Paul Weeks, II, Senior Vice President, General Counsel, and Secretary, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031. Provided with the copy of the Report will be a list of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any ICF Kaiser shareholder upon payment of the cost noted next to each exhibit on the list.

              --------------------------------------------------
                                PROXY STATEMENT
              --------------------------------------------------


     This Proxy Statement is furnished to shareholders of ICF Kaiser International, Inc. ("ICF Kaiser" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Saturday, May 4, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is March 6, 1996 (the "Record Date"). If you were a shareholder of record on that date, you will receive a proxy card from the Company for the shares of ICF Kaiser International, Inc. Common Stock, par value $0.01 per share ("Common Stock"), you hold in your own name.

     A proxy card is included with this Proxy Statement and Annual Report mailing. The reverse side of this proxy card shows the number of shares of Common Stock that you own in your own name. If the reverse side of this proxy card shows that you own shares through the ICF Kaiser International, Inc. Retirement Plan (directed investment accounts), Section 401(k) Plan, or Employee Stock Ownership Plan (the "employee benefit plan shares"), please note: your proxy card must be received by ICF Kaiser's stock transfer agent before the close of business on Tuesday, April 30, 1996, in order for you to vote these employee benefit plan shares. Please use the enclosed postage-paid, addressed envelope to vote your employee benefit plan shares; you must mail your proxy card in sufficient time for it to be received by ICF Kaiser's stock transfer agent before the close of business on Tuesday, April 30, 1996, in order for you to vote these Plan shares. If ICF Kaiser's transfer agent has not received your proxy card with your voting instructions by the close of business on April 30, 1996, the shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

     The enclosed proxy is solicited by the Board of Directors of the Company. Please complete and sign the proxy card you receive and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the May 4 meeting, with respect to your shares of record but not with respect to your employee benefit plan shares. Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated, FOR approval of the appointment of Coopers & Lybrand L.L.P., FOR the amendment to the Stock Incentive Plan, and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the ten months ended December 31, 1995 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about April 2, 1996. The Company has borne the cost of preparing, assembling, and mailing these items. If it is necessary to solicit shareholders' votes on the matters described in this Proxy Statement, such solicitation may be conducted (by telephone and personal interview) by directors, officers, and employees of the Company without special compensation. The Company also has made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of proxy soliciting material to the beneficial owners of the Company's Common Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with those activities.




- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996                                      Page  1

================================================================================
           VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS
================================================================================

=============================================================================================
   Classes of Capital Stock
 Outstanding as of the                 Number of Shares
 Record Date and Entitled           Outstanding as of the         Total Number of Votes
 to Vote at the Annual Meeting           Record Date          per Class as of the Record Date
- ---------------------------------------------------------------------------------------------
Common Stock                                    21,794,220                         21,794,220
Series 2D Senior Preferred Stock                       200                          2,380,952
- ---------------------------------------------------------------------------------------------
TOTAL                                                                              24,175,172
=============================================================================================

     The shares of Common Stock and the Series 2D Senior Preferred Stock will vote together as a single class in the election of directors, the approval of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996, and the approval of the amendment to extend the termination date of the Stock Incentive Plan. The By-laws of the Company require that the holders of a majority in voting amount of the issued and outstanding shares of the Company entitled to vote at the Annual Meeting of Shareholders be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the May 4, 1996, meeting, a plurality of shares voted at the meeting, in person or by proxy, will determine the election of the directors; a majority of shares voted at the meeting, in person or by proxy, will determine whether the appointment of Coopers & Lybrand L.L.P. and the amendment of the Stock Incentive Plan are approved. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.



=============================================================================================
                                                    Amount and
     Name and Address of Beneficial Owners          Nature of       Percent of
      of More Than 5% of Any Class of the           Beneficial       Class of
        Voting Securities of the Company           Ownership (a)       Stock
=============================================================================================
Common Stock
- ----------------------------------------------------------------------------------
    Cowen & Company                                 2,422,300       11.11 % of
    Financial Square                                shares (b)      Common Stock
    New York, NY
    10005-3597
- ----------------------------------------------------------------------------------
    FIMA Finance                                    2,680,952        10.95 % of
    Management Inc.                                 shares (c)       Common Stock
    Citco Building,
    Wickhams Cay, P.O. Box 662
    Road Town, Tortola, British Virgin Islands
- ----------------------------------------------------------------------------------
   Mathers & Company, Inc., Mathers Fund, Inc.      2,174,100         9.98 % of
   and Henry van der Eb                             shares (d)       Common Stock
   100 Corporate North, Suite 201
   Bannockburn, IL 60015
- ----------------------------------------------------------------------------------
    ICF Kaiser International, Inc.                  2,104,240         9.66 % of
    Employee Stock Ownership Plan                   shares (e)       Common Stock
    c/o Vanguard Fiduciary Trust Company
    200 Vanguard Blvd.
    Malvern, PA  19355
- ----------------------------------------------------------------------------------
   State of Wisconsin Investment Board              2,055,200         9.43 % of
   P.O. Box 7842                                    shares (f)       Common Stock
   Madison, WI  53707
- ----------------------------------------------------------------------------------
Series 2D Senior Preferred Stock
- ----------------------------------------------------------------------------------
   EXOR America, Inc.                                 200             100 % of
   375 Park Avenue                                  shares (c)   Series 2D Senior
   New York, NY  10152                                           Preferred Stock
=============================================================================================

(a) A person is deemed to be a beneficial owner of the Company's stock if that person has voting or investment power (or voting and investment powers) over any shares of capital stock or has the right to acquire such shares pursuant to options or warrants within 60 days from the March 6, 1996, Record Date.


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                       Page 2

(b) The information with respect to the shares of Common Stock beneficially owned by Cowen & Company is based on a Report on Schedule 13G dated February 13, 1996, which was filed with the SEC reporting share ownership information as of December 31, 1995.

(c) FIMA owns Series 2D Warrants for the purchase of 2,680,952 shares of Common Stock. EXOR America, Inc. owns 200 shares of Series 2D Senior Preferred Stock. EXOR America, Inc. and FIMA are wholly owned subsidiaries of EXOR Group, 2 Blvd. Royal, Luxembourg. The Amended and Restated Certificate of Incorporation of the Company limits the total vote of the Series 2D Senior Preferred Stock to 2,380,952 votes. Gian Andrea Botta, a director of the Company, is the President of EXOR America. Mr. Botta disclaims beneficial ownership of the shares of Series 2D Senior Preferred Stock and of the Series 2D Warrants.

(d) The information with respect to the shares of Common Stock beneficially owned by Mathers and Company, Inc. and Mathers Fund, Inc. (firms which are controlled by common officers), and by Henry van der Eb (President of Mathers and Company and Chairman of the Mathers Fund) is based on a Report on
Schedule 13G Amendment No. 4 dated February 13, 1996, which was filed with the SEC reporting share ownership information as of December 31, 1995.

(e) Share amount stated as of December 31, 1995. All of the shares of Common Stock held by the Employee Stock Ownership Plan ("ESOP") are allocated to individual ESOP participants' accounts and are voted by those participants. The members of the ESOP Plan Committee are James O. Edwards, Michael K. Goldman, and Marcy A. Romm. The ESOP Plan Committee has investment power over all of the shares of Common Stock held by the ESOP. Each ESOP Plan Committee member disclaims beneficial ownership of the shares of Common Stock held by the ESOP. The individual shareholdings of Mr. Edwards are shown on page 4 of this Proxy Statement. Mr. Goldman beneficially owns 109,512 shares of Common Stock, 26,334 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Ms. Romm beneficially owns 25,429 shares of Common Stock, 5,813 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. The ESOP Plan Committee's address is 9300 Lee Highway, Fairfax, VA 22031.

(f) The information with respect to the shares of Common Stock beneficially owned by the State of Wisconsin Investment Board is based on a Report on Schedule 13G Amendment No. 4 filed February 7, 1996, with the SEC reporting share ownership information as of December 31, 1995.






   Certain Beneficial Owners         Amount and  Nature of         Percent of
     as of the Record Date         Beneficial  Ownership (a)      Common Stock
==============================================================================
(i) Nominees for Director
- ------------------------------------------------------------------------------
      Thomas C. Jorling                3,000 shares (b)                 *
      Frederic V. Malek               30,000 shares (c)                 *
      Robert W. Page, Sr.              9,000 shares (d)                 *
- ------------------------------------------------------------------------------
(ii) Directors Continuing in Office
- ------------------------------------------------------------------------------
      Gian Andrea Botta                9,000 shares (e)                 *
      Tony Coelho                     14,000 shares (f)                 *
      James O. Edwards               383,580 shares (g)                1.8%
      Maynard H. Jackson               3,000 shares (h)                 *
      Rebecca P. Mark                  9,000 shares (i)                 *
      Richard K. Nason                21,990 shares (j)                 *
      Marc Tipermas                  259,726 shares (k)                1.2%
- ------------------------------------------------------------------------------
(iii) Current Executive Officers Named in the Summary Compensation Table
- ------------------------------------------------------------------------------
      James O. Edwards               383,580 shares (g)                1.8%
        Chairman and Chief
        Executive Officer
      Stephen W. Kahane              165,211 shares  (l)                *
        Executive Vice President
      Richard K. Nason                21,990 shares (j)                 *
        Executive Vice President
        and Chief Financial Officer
      Alvin S. Rapp                  108,180 shares (m)                 *
        Executive Vice President
      Marc Tipermas                  259,726 shares (k)                1.2%
        Executive Vice President
 -----------------------------------------------------------------------------
(iv) All Directors and Executive
     Officers as a Group
     18 Persons                    1,256,344 shares (n)                5.7%
==============================================================================

*Less than 1%               Footnotes to this table are on the following page.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                       Page 3

(a) A person is deemed to be a beneficial owner of the Company's stock if that person has voting or investment power (or voting and investment powers) over any shares of capital stock or has the right to acquire such shares within 60 days from the March 6, 1996, Record Date. With respect to ownership of shares that are held by the Company's ESOP and 401(k) Plans but are allocated to participants' accounts, the information is current as of December 31, 1995. For shares shown in the following footnotes as being held in directed investment accounts in the Company's Retirement Plan, the information is current as of December 31, 1995.

(b) Mr. Jorling's share ownership includes 3,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(c) Mr. Malek's share ownership includes 15,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 15,000 other shares.

(d) Mr. Page's share ownership includes 9,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(e) Mr. Botta's share ownership includes 9,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Botta is the President of EXOR America. EXOR America, Inc. owns 200 shares of Series 2D Senior Preferred Stock. FIMA owns Series 2D Warrants for the purchase of 2,680,952 shares of Common Stock. EXOR America, Inc. and FIMA are affiliated companies. Mr. Botta disclaims beneficial ownership of the shares of Series 2D Senior Preferred Stock and of the Series 2D Warrants.

(f) Mr. Coelho's share ownership includes 12,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 2,000 other shares.

(g) Mr. Edwards' share ownership includes 2,575 shares allocated to his ESOP account, 4,222 shares allocated to his 401(k) Plan account, 60,650 shares in his directed investment account under the Retirement Plan, and 37,500 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Edwards also owns 278,633 other shares. Mr. Edwards is a member of the ESOP and Retirement Plan Committees; as such, he has shared investment power over 2,104,240 shares and 813,719 shares held by the ESOP and the Retirement Plan, respectively. He also has shared voting power over 1,036,437 shares held by the Retirement Plan. Mr. Edwards disclaims beneficial ownership of the shares held in these Plans.

(h) Mr. Jackson's share ownership includes 3,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(i) Ms. Mark's share ownership includes 9,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(j) Mr. Nason's share ownership includes 212 shares allocated to his ESOP account, 7,944 shares allocated to his 401(k) Plan account, and 13,834 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options.

(k) Dr. Tipermas' share ownership includes 7,698 shares allocated to his ESOP account, 7,528 shares in his directed investment account under the Retirement Plan, and 62,500 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 182,000 other shares.

(l) Dr. Kahane's share ownership includes 6,734 shares allocated to his ESOP account, 5,955 shares in his directed investment account under the Retirement Plan, and 50,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 102,522 other shares.

(m) Mr. Rapp's share ownership includes 40,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 68,180 other shares.

(n) This total includes 37,402 shares allocated to ESOP accounts, 76,973 shares in directed investment accounts under the Retirement Plan, 21,641 shares in 401(k) Plan accounts, 332,924 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options, and 787,404 other shares.




- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 4

              --------------------------------------------------
                             ELECTION OF DIRECTORS
              --------------------------------------------------

          The Board of Directors currently consists of the following ten directors:

                      Term to Expire                       Term to Expire                        Term to Expire
Thomas C. Jorling         1996        Gian Andrea Botta         1997        James O. Edwards          1998
Frederic V. Malek         1996        Tony Coelho               1997        Maynard H. Jackson        1998
Robert W. Page, Sr.       1996        Marc Tipermas             1997        Rebecca P. Mark           1998
                                                                            Richard K. Nason          1998

          At the Annual Meeting of Shareholders held in 1992, the shareholders voted to "classify" the Board of Directors, that is, to elect the directors to three-year terms, with one-third of the directors standing for election in any one year. Three directors are to be elected at this Annual Meeting for three-year terms, each ending at the 1999 Annual Meeting of Shareholders, and until their successors are elected and have been qualified. Accepting the recommendation of its Nominating Committee, the Board of Directors has nominated Mr. Malek, Mr. Jorling, and Mr. Page, each for election to a three-year term ending in 1999, and until their successors are elected and have been qualified. The ages of each of the directors listed below are stated as of the March 6, 1996, Record Date.


NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Each for a Three-Year Term Expiring at the 1999 Annual Meeting of Shareholders

          Thomas C. Jorling, 55, has been Vice President, Environmental Affairs, of International Paper Company since 1994. Mr. Jorling joined International Paper Company in 1994 following a 28-year career that included serving for seven years as the Commissioner of the New York State Department of Environmental Conservation. Prior to that, Mr. Jorling was a professor of environmental studies at Williams College and a visiting professor at the University of California at Santa Cruz. In addition, Mr. Jorling served from 1977 to 1979 as Assistant Administrator for Water and Hazardous Material at the U.S. Environmental Protection Agency. Mr. Jorling has been a director of ICF Kaiser International, Inc. since August 1995. Mr. Jorling graduated from the University of Notre Dame (B.S.), Washington State University (M.S.), and Boston College (LL.B.).

          Frederic V. Malek, 59, has been Chairman of Thayer Capital Partners, a merchant bank, since April 1993. In 1992, he was Campaign Manager, Bush-Quayle '92; he also has been Co-chairman of the Board of Directors of CB Commercial Group (formerly Coldwell Banker Commercial Group) since 1989. He was Vice Chairman of Northwest Airlines from July 1990 to December 1991. He was President of Northwest Airlines from October 1989 to July 1990. From September 1978 to December 1988, Mr. Malek served as Executive Vice President of Marriott Corporation and from January 1981 to May 1988 as President of Marriott's Hotels and Resorts Division. Mr. Malek has been a director of ICF Kaiser International, Inc. since 1989. He also serves as a director of American Management Systems, Inc.; Automatic Data Processing, Inc.; Avis, Inc.; CB Commercial Group; FPL Group, Inc.; Intrav, Inc.; Manor Care, Inc.; National Education Corp.; Northwest Airlines; and PaineWebber Mutual Funds. Mr. Malek graduated from the United States Military Academy (B.S.) and Harvard University (M.B.A.).

          Robert W. Page, Sr., 69, retired as an Executive Vice President at McDermott International, Inc., an energy services company, in 1993. Prior to joining McDermott in 1990, Mr. Page served as Assistant Secretary of the Army for Civil Works. He also served as Chairman of the Panama Canal Commission. From 1981 to 1987, Mr. Page worked for Kellogg Rust, Inc., of Houston, Texas, where he held the positions of Chairman and Chief Executive Officer. From 1976 to 1981, Mr. Page was President and Chief Executive Officer of Rust Engineering. Mr. Page has been a director of ICF Kaiser International, Inc. since 1993. He holds a B.S. in architectural engineering from Texas A & M University.


- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 5

DIRECTORS CONTINUING IN OFFICE

Terms Expiring in 1997

          Gian Andrea Botta, 42, has been President of EXOR America Inc., a subsidiary of EXOR Group, since 1993. He had been Vice President of Acquisitions of EXOR America (formerly IFINT-USA Inc.) from 1987 to 1993. EXOR Group is the international investment holding unit of the Agnelli Group, a diversified holding company. Pursuant to the terms of the Company's Series 2D Senior Preferred Stock, EXOR America has the right to designate a nominee for election to the Board of Directors. Since March 1, 1993, Mr. Botta has been EXOR America's nominee to the Board of Directors. Mr. Botta also is a director of Lear Seating Corporation and a trustee of Corporate Property Investors. Mr. Botta received a degree in economics and business administration in 1975 from the University of Torino, Italy.

          Tony Coelho, 53, has been Chairman and Chief Executive Officer of Coelho Associates, LLC, a financial consulting firm, since July 1995. He also has been Chairman and Chief Executive Officer of ETC, the Washington, D.C.-based education, training, and communications subsidiary of Tele-Communications, Inc. since October 1995. From 1989 to July 1995 he had been a Managing Director of Wertheim Schroder & Co. Incorporated, a New York-based international investment banking and securities firm; from 1990 to 1995 he also served as President and Chief Executive Officer of Wertheim Schroder Investment Services, Inc. Mr. Coelho was appointed by President Clinton to serve as Chairman of the President's Committee on Employment of People with Disabilities in 1994 and to serve as a member of the Commission on the Roles and Capabilities of the United States Intelligence Community in 1995. From 1979 to 1989, Mr. Coelho was a member of the U.S. House of Representatives from California, and from 1986 to 1989, he served as House Majority Whip. Mr. Coelho has been a director of ICF Kaiser International, Inc. since 1990. He also is a director of Circus Circus Enterprises, Inc.; Crop Growers Corporation; Specialty Retail Group, Inc.; Service Corporation International; Tanknology Environmental, Inc.; and Tele-Communications, Inc. He is a director of the National Foundation for Affordable Housing Solutions, the National Organization on Disability, the National Rehabilitation Hospital and Very Special Arts, and is an Honorary Lifetime Director of the Epilepsy Foundation of America. Mr. Coelho also serves on Fleishman-Hillard, Inc.'s International Advisory Board.

          Marc Tipermas, 48, has been Executive Vice President and Director of Corporate Development for ICF Kaiser International, Inc. since 1993. He has held senior management positions in several of ICF Kaiser's operating subsidiaries since joining the Company in 1981. From 1977 to 1981, Dr. Tipermas was employed by the U.S. Environmental Protection Agency where he was the Director of the Superfund Policy and Program Management Office from 1980 to 1981. Prior to joining EPA, he was Assistant Professor of Political Science at the State University of New York at Buffalo from 1975 to 1977. Dr. Tipermas has been a director of ICF Kaiser International, Inc. since 1993. Dr. Tipermas graduated from the Massachusetts Institute of Technology (S.B.) and Harvard University (A.M., Ph.D.).

Terms Expiring in 1998

          James O. Edwards, 52, has been Chairman of the Board and Chief Executive Officer of ICF Kaiser International, Inc. since 1987. He also was President of ICF Kaiser International, Inc. from 1987 to 1990. In 1974, he joined ICF Incorporated, the predecessor of ICF Kaiser International, Inc. and was its Chairman and Chief Executive Officer from 1986 until the 1987 establishment of ICF Kaiser International, Inc. Mr. Edwards graduated from Northwestern University (B.S.I.E.) and Harvard University (M.B.A., High Distinction, George F. Baker Scholar).

          Maynard H. Jackson, 57, has been Chairman of Jackson Securities Incorporated, an investment banking firm, since 1994. Mr. Jackson returned to private business in 1994 after completing his third term as mayor of Atlanta. He had served three terms as mayor, from 1974 to 1982 and again from 1990 to 1994. From 1982 to 1990, Mr. Jackson was a managing partner in public finance with the law firm of Chapman and Cutler; he also managed his own law firm from 1970 to 1974. Mr. Jackson is a Trustee of Morehouse College and a Trustee of FGIC Public Trust. Mr. Jackson has been a director of ICF Kaiser International, Inc. since September 1995. Mr. Jackson graduated from Morehouse College (B.A.) and the School of Law at North Carolina Central University (J.D.).

          Rebecca P. Mark, 41, has been Chairman and Chief Executive Officer of Enron Development Corp., the international project development arm of Enron Corp., since 1991. She is responsible for Enron's project development activities worldwide (excluding the U.S.) in power generation, pipelines, LNG, and liquid fuels. Ms. Mark joined


- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 6

Enron Corp. in 1982 and was a member of Enron Power Corp.'s executive management team from its establishment in 1986 to 1991. Before joining Enron, Ms. Mark held executive positions with Continental Resources Company and First City National Bank of Houston. Ms. Mark has been a director of ICF Kaiser International, Inc. since 1993. Ms. Mark also is a director of the Institute of the Americas. Ms. Mark graduated from Baylor University (B.A. and M.I.M.) and Harvard University (M.B.A.).

          Richard K. Nason, 54, has been an Executive Vice President and the Chief Financial Officer of the Company since December 1994; he had been a Senior Vice President and the Treasurer of the Company from April to December 1994. He joined the Company as Senior Vice President - Internal Audit in June 1993. From 1991 to 1993, Mr. Nason was Executive Vice President and Chief Financial Officer for The Artery Organization, Inc., a private real estate development and management company in Bethesda, Maryland. From 1988 to 1991, Mr. Nason was Senior Vice President for Finance and Planning for Griffin Homes, a real estate development and home building company in California. Mr. Nason was Senior Vice President of Marriott Corporation and its subsidiary Host International, Inc. from 1977 to 1988. Mr. Nason has been a director of ICF Kaiser International, Inc. since June 1995. Mr. Nason graduated cum laude from Washington and Jefferson College (B.A.) and the Wharton Graduate School of Finance and Commerce, University of Pennsylvania (M.B.A.). He also attended the Executive Program at The Darden School, University of Virginia.


INFORMATION REGARDING THE BOARD OF DIRECTORS

          The Board of Directors is responsible for the overall affairs of the Company. During the ten months from March 1 to December 31, 1995 (the Company's last completed fiscal year), the Board of Directors held four meetings. SEC rules require that the Company report any director's failure to attend at least 75% of the meetings he or she was eligible to attend during the Company's last completed fiscal year. Because of his travel schedule as the Company's Director of Corporate Development, Dr. Tipermas failed to attend at least 75% of the Board and committee meetings he was eligible to attend.

          To assist the Board of Directors in carrying out its responsibilities, the Board has delegated certain authority to several permanent committees, the membership and duties of which are as follows. The Committee meetings described below were held from March 1 to December 31, 1995.


================================================================================
                     Committees of the Board of Directors
- --------------------------------------------------------------------------------
Executive           Audit        Compensation     Corporate
Committee         Committee       Committee      Development     Nominating
                                                  Committee       Committee
 -------------------------------------------------------------------------------
Mr. Edwards,    Mr. Malek,      Mr. Coelho,     Dr. Tipermas,  Mr. Page,
   Chairman       Chairman        Chairman        Chairman       Chairman
Mr. Botta       Mr. Botta **    Mr. Botta       Mr. Jackson    Mr. Coelho
Mr. Coelho      Mr. Edwards **  Mr. Malek       Mr. Jorling    Mr. Edwards
Mr. Malek       Ms. Mark        Mr. Edwards **  Ms. Mark
Mr. Page        Mr. Page                        Mr. Page
Dr. Tipermas    Mr. Nason **
================================================================================

** Non-voting member with right to attend the Committee meetings. As the Company's Chief Financial Officer, Mr. Richard K. Nason is an ex-officio member of the Audit Committee.

          Executive Committee. The Executive Committee, except as limited by Delaware law, may exercise any of the powers and perform any of the duties of the Board of Directors. It has the full authority to act on behalf of the Board of Directors. There was one meeting of the Executive Committee; it also acted by written consent in lieu of meetings of the Committee.


- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 7

          Audit Committee. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants and, when appropriate, reviews future Company transactions with related parties that raise the possibility of a conflict of interest. All members of the Audit Committee are disinterested directors as required by the rules of the New York Stock Exchange on which the Company's Common Stock is traded. The Audit Committee met once.

          Compensation Committee. The Compensation Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer, executive officers, and other designated members of management; (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans; (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites;
(d) administers the Company's employee benefit and stock plans to the extent such plans require Board of Directors involvement; and (e) determines, when appropriate, whether indemnification of officers, directors and/or employees should be provided in particular cases. The Compensation Committee met three times; it also acted by written consent in lieu of meetings of the Committee.

          Corporate Development Committee. The Corporate Development Committee coordinates the Corporation's marketing, technology assessment, and acquisition activities. The Corporate Development Committee met once.

          Nominating Committee. The Nominating Committee (a) develops the criteria for Board membership, (b) proposes to the Board of Directors nominees who meet the criteria for Board membership to fill vacancies on the Board of Directors as they occur, (c) applies the criteria for Board membership to incumbent directors in advance of the time when a director would otherwise be expected to be nominated for re-election, (d) subject to compliance with state law, recommends removal of directors in those unusual circumstances where removal may be warranted prior to expiration of a director's term of office, and
(e) considers and recommends to the Board of Directors the types, functions, and membership of Board committees. The Nominating Committee will consider candidates for director recommended by shareholders, if the recommendations are submitted in writing to the Secretary of the Corporation. The procedures and time periods for submitting such recommendations are explained on page 22 of this Proxy Statement. The Nominating Committee acted by written consent in lieu of meetings and acted at one full meeting of the Board.

Compensation of Directors

          Directors who are not employees of the Company are paid $1,000 for attendance at each meeting of the Board of Directors and $750 for attendance at each meeting of a committee of the Board of Directors of which the director is a member. In addition, each non-employee director receives an annual retainer of $20,000, payable in advance in quarterly installments, and each is reimbursed for his or her expenses incurred in connection with his or her Board service. Directors of the Company who also are employees of the Company are not compensated separately for their service as directors.

          Under the ICF Kaiser International, Inc. Non-employee Directors Stock Option Plan, each director of the Company who is not an employee of the Company ("Non-employee director") receives a five-year option to purchase 3,000 shares of Common Stock on the day he or she commences his or her initial term of service as a director. In addition, each Non-employee director elected at or continuing in office following the Company's Annual Meeting of Shareholders receives an option to purchase 3,000 shares of Common Stock on the date of the meeting in each calendar year after the year in which the Non-employee director received his or her initial option grant. The purchase price of each share of Common Stock subject to an option granted under the plan is the fair market value of the Common Stock on the date the option is granted. Each option becomes fully exercisable at the close of business on the next business day following the date on which the option was granted. Options are not assignable or transferable other than by will or by the laws of descent and distribution. Options are exercisable during an optionee's lifetime only by the optionee or his or her guardian.



- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 8

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


          The independent directors of the Company who were voting members of the Compensation Committee from March 1 to December 31, 1995 were Tony Coelho (Chairman), Gian Andrea Botta, and Frederic V. Malek. The full Board of Directors has designated an inside director of the Company, James O. Edwards (the CEO of the Company), as an ex-officio, non-voting member of the Committee. SEC rules require that whenever there is insider participation in compensation decisions, certain disclosures must accompany the identification of the participating insiders. The following paragraphs provide these required disclosures with respect to Mr. Botta and Mr. Edwards.

          Mr. Botta. Mr. Botta is the President of EXOR America, Inc., the holder of the Company's Series 2D Senior Preferred Stock. The Company had been in arrears with respect to two dividends payable on the Series 2D Preferred Stock, but all arrearages were paid on March 12, 1996. The Company is obligated to redeem the Series 2D Senior Preferred Stock no later than January 13, 1997. When the Company is in arrears with respect to any dividend payable on the Series 2D Preferred Stock for a period in excess of 100 days or fails to make a mandatory redemption, EXOR America will have the exclusive right to elect two additional directors to the Company's Board of Directors. In addition, until such an arrearage or failure to make a mandatory redemption is cured, if 33% or more of the then-outstanding Series 2D Preferred Stock (or securities issued in exchange therefor) is held by EXOR America, the Company becomes subject to certain restrictive covenants. Without the consent of EXOR America, such covenants would prohibit or limit the Company from, among other things: disposing of assets for consideration of more than $1 million in a single transaction; entering into a merger; making acquisitions; guaranteeing any obligation in excess of $1 million; electing any officer or director other than existing officers and directors; or incurring indebtedness other than as permitted pursuant to the Indenture governing the Company's 12% Senior Subordinated Notes due 2003. Further, under such circumstances, EXOR America is relieved from the limitations on its right to acquire additional voting securities of the Company, to subject Series 2D Preferred Stock to a voting trust, or to solicit proxies in opposition to the Company's Board of Directors.

          EXOR America is an affiliate of the holder of the Company's Series 2D Warrants. The holder of the Series 2D Warrants, instead of exercising the warrants, will be able to (a) require the Company to issue it shares of Common Stock with an aggregate market value equal to the difference between (i) the then-current market price for the Common Stock and (ii) 90% of the exercise price of the Series 2D Warrants then in effect, multiplied by the number of Series 2D Warrants for which the holder is requiring such issuance. In addition, for 15 days prior to and ending on the expiration date of the Series 2D Warrants, the holder of the warrants, instead of exercising the warrants or having Common Stock issued as described in (a) above, will be able to (b) require the Company to pay it cash in the amount of the difference between (i) the then-current market price for the Common Stock and (ii) the exercise price of the Series 2D Warrants then in effect, multiplied by the number of Series 2D Warrants for which the holder is requiring that cash payment. If the Company cannot make the cash payment referred to in (b) above without violating a covenant or covenants contained in its debt agreements, the Company would be obligated to make the payment in shares of Common Stock as described in (a) above. As of the March 6, 1996 Record Date, the expiration date of the Warrants is October 27, 1997.

          Mr. Edwards. Effective December 31, 1994, the Company entered into a three-year employment agreement with Mr. Edwards for his services as Chairman and Chief Executive Officer of the Company. In addition to delineating Mr. Edwards' areas of responsibility and reporting line, the agreement provides for: a base annual salary of $350,000 per year beginning on March 1, 1995 (with increases for periods after March 1, 1995, to be determined by the Compensation Committee of the Company's Board of Directors); annual bonus compensation to be determined by the said Compensation Committee; payment on May 15, 1995, of the carryover $100,000 cash payment under Mr. Edwards' 1990 compensation agreement with the Company; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 97,000 existing options (89,000 of which were vested) to purchase the Company's Common Stock at exercise prices ranging from $9.51 to $16.23; the grant of 150,000 options (expiring on November 15, 1999, and vesting in 37,500 increments over four years beginning May 15, 1995) at fair market value on the date of grant ($2.51 on September 1, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.


- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                       Page 9

          As part of his employment agreement, Mr. Edwards' then-outstanding indebtedness to the Company was restructured. Mr. Edwards had been indebted to the Company under promissory notes dated January 14, 1991, September 22, 1991, and January 24, 1992, in the respective principal amounts (and per annum interest rates) of $622,740 (at 9%), $50,000 (at 9%), and $150,000 (at 8%)
(collectively, the "Predecessor Notes"). As of December 31, 1994, the accrued interest on the Predecessor Notes totaled $205,326.27. All of these loans had been provided to Mr. Edwards pursuant to his previous compensation agreement with the Company in return for agreements restricting his ability to sell his stock, were secured by a pledge of 130,665 shares of ICF Kaiser Common Stock (the "Pledged Shares"), and were non-recourse to Mr. Edwards. Mr. Edwards has signed an amended and restated promissory note in the amount of $1,028,066.27 dated December 31, 1994, which is a continuation of the Predecessor Notes, bears interest at 6.34% per annum, is secured by the Pledged Shares, is non-recourse to Mr. Edwards, and is due on December 31, 1997 (with accrued interest from December 31, 1994). The largest aggregate amount of Mr. Edwards' indebtedness to the Company outstanding at any time from March 1 to December 31, 1995, was $1,028,066.27. It is the Company's intention to retire the debt when the value of the collateral reaches the amount owed.


                  CERTAIN TRANSACTIONS WITH CERTAIN DIRECTORS


          The Company's transactions with Mr. Botta and Mr. Edwards are described in the immediately preceding section of this Proxy Statement.

          The Company's employment agreements with Mr. Edwards and Dr. Tipermas are described on pages 17 and 18, respectively, of this Proxy Statement.


           APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          Unless otherwise indicated on any proxy, it is intended that shares represented by proxies at the Annual Meeting of Shareholders will be voted in favor of the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for the calendar year ending December 31, 1996. The Board of Directors has recommended the appointment of Coppers & Lybrand L.L.P., which has acted as the independent public accountants of the Company since fiscal year 1989.

          The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

          The Board of Directors recommends a vote FOR the approval of appointment of Coopers & Lybrand L.L.P. as independent public accountants. Proxies solicited by the management will be so voted unless shareholders specify a contrary choice in their proxies.


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 10

                        APPROVAL OF PROPOSAL TO AMEND
            THE ICF KAISER INTERNATIONAL, INC. STOCK INCENTIVE PLAN


          The ICF Kaiser International, Inc. Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the predecessor company of ICF Kaiser International, Inc. in February 1987, and it currently has an expiration date of February 6, 1997. The Plan was amended by the Board of Directors in 1992 to increase the number of shares available for use under the Plan, to clarify the circumstances under which unexercised options may be regranted under the Plan, and to make other technical changes to the Plan to take into account the elimination of the Company's two-class common stock capital structure. These amendments were approved by the shareholders in June 1992.

          At its March 1, 1996, meeting, the Board of Directors approved an amendment to the Plan, subject to the approval of the shareholders. This amendment would change the termination date of the Plan from February 6, 1997, to December 31, 2005. The proposed amended and restated Plan is set forth in Exhibit A hereto. Other than the extension of the termination date, the terms of the Plan remain unchanged. The Board of Directors recommends that the amendment be approved by the shareholders.

          The Plan is designed to promote the interests of the Company by affording its key employees an incentive (by means of an opportunity to acquire Common Stock and share in the increase in the value of such stock) to remain in the employ of the Company and to exert their maximum efforts on its behalf. Under the Plan, incentive stock options as defined in the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, stock appreciation rights ("SARs"), restricted stock units ("RSUs"), and restricted stock may be granted to such employees and in such amounts as determined by the Board of Directors' Compensation Committee (the "Compensation Committee") or by the Chief Executive Officer under authority delegated to him by the Compensation Committee.

          The Compensation Committee determines the exercise price of options granted under the Plan, which may not be less than 100% of the fair market value of the Common Stock on the date of the grant. The Compensation Committee also determines, for each option granted: (i) the term, which usually has been five years from the date of grant (the term cannot exceed ten years in the case of incentive stock options); (ii) the time at which the option or any portion of the option may first be exercised; (iii) the form of consideration, including cash, Common Stock, or a combination of both, that may be accepted in payment upon exercise of the option; and (iv) the provisions for exercise upon retirement, death, disability, or other termination of employment.

          Although the Plan permits grants of SARs and RSUs, none have been made to employees under the Plan to date, and the Company has no present intention to grant SARs or RSUs in the future. Only two restricted stock awards have been made under the Plan. The Company intends to make additional restricted stock awards in 1996, but the specifics of these awards have not been determined as of the Record Date. With respect to the two restricted stock awards made under the Plan in 1993 and 1994, and as required by the Plan, the recipients were not permitted to sell or transfer the shares until the end of a one-year vesting period; each recipient would have forfeited the shares if he had terminated his employment with the Company during that one-year period. For future restricted stock awards, the Compensation Committee has the discretion to shorten the required one-year minimum vesting period upon the occurrence of certain events and to waive forfeiture occurrences.

          As amended by the Board of Directors and approved by the shareholders in 1992, the Plan provides that grants of options, SARs, RSUs, and restricted stock may be made with respect to no more than 6,000,000 shares of Common Stock in the aggregate. The aggregate option exercises and vesting of restricted stock since the Plan was adopted have used up 1,705,075 of these 6,000,000 shares. In addition, as of the March 6, 1996, Record Date, there are an additional 2,371,046 option grants outstanding. Therefore, as of the Record Date, there are available for grant under the Plan a total of 1,923,879 shares that may be subject to the grant of options, SARs, RSUs, and restricted stock. After taking into account that a number of options will expire before exercise because of the price at which they were granted, the Board of Directors believes that the 1,923,879 shares should be sufficient to cover grants to be made under the Plan until the Plan terminates on the proposed December 31, 2005, termination date.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 11

          There are approximately 300 key employees to whom the Compensation Committee would consider granting options, SARs, RSUs, and restricted stock under the Plan. Given the performance-based purpose of the Plan, the Company is unable to determine the number of options and shares of restricted stock that may be granted under the Plan in Fiscal Year 1996 (January 1 to December 31,
1996). The Company does not expect to grant any SARs or RSUs under the Plan in Fiscal Year 1996.

          The following table shows the dollar value and number of options awarded during the ten months ended December 31, 1995, (the last completed fiscal year) to the following persons: (i) each of the Chief Executive Officer and the four most highly compensated executive officers of the Company (the Named Executive Officers); (ii) all executive officers as a group; and (iii) all other employees as a group. The dollar value is the fair market value per share on the date of the option grant; this also is the exercise price of each option granted. Current directors who are not executive officers are not eligible for grants under the Plan because none is an employee.



           Name and Position                         Dollar Value           Number of Options
- ----------------------------------------------------------------------------------------------
James O. Edwards, Chief Executive Officer                $0                          0
- ----------------------------------------------------------------------------------------------
Stephen W. Kahane, Executive  Vice President             $0                          0
- ----------------------------------------------------------------------------------------------
Richard K. Nason, Executive Vice President and CFO       $0                          0
- ----------------------------------------------------------------------------------------------
Alvin S. Rapp, Executive Vice President                  $0                          0
- ----------------------------------------------------------------------------------------------
Marc Tipermas, Executive Vice President                  $0                          0
- ----------------------------------------------------------------------------------------------

All current executive officers as a group            $341,101.95                   82,355
 (11 persons)

- ----------------------------------------------------------------------------------------------
All employees, including all current officers      $2,273,776.05                  567,045
 who are not executive officers, as a group
- ----------------------------------------------------------------------------------------------

          The Board of Directors recommends a vote FOR this proposal. Proxies solicited by the management will be so voted unless shareholders specify a contrary choice in their proxies. For approval, the proposal requires the affirmative vote of a majority of the voting power of the capital stock represented and entitled to vote at the meeting.

- --------------------------------------------------------------------------------
IFC Kaiser International, Inc. 1996 Proxy Statement                      Page 12

              --------------------------------------------------
                            EXECUTIVE COMPENSATION
              --------------------------------------------------

          The following table shows the compensation received by the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal periods ended December 31, 1995. Because of the Company's fiscal year-end change, the fiscal period that ended December 31, 1995, is only a ten-month period. The table shows the amounts received by each Named Executive Officer for all three fiscal periods. Other than bonus amounts already paid during the ten-month fiscal period in 1995, the amount of bonus usually awarded at fiscal year-end had not been calculated as of February 29, 1996. Any such year-end bonus paid to a Named Executive Officer will be disclosed in a subsequent fiscal year if that Named Executive Officer is the Chief Executive Officer or one of the other four most highly compensated executive officers in that subsequent fiscal year.


===================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
===================================================================================================================================

                        Annual Compensation                                            Long-term Compensation Awards
- -----------------------------------------------------------------------------------------------------------------------------------
  (a)       (b)          (c)           (d)              (e)              (f)              (g)                        (i)
  Name, Principal      Salary         Bonus         Other Annual     Restricted    Securities Underlying          All Other
   Position, and         ($)           ($)          Compensation       Stock          Options/SARs (#)           Compensation
   Fiscal Period                       (1)           ($) (2)         Award(s) ($)                                    (3)
- -----------------------------------------------------------------------------------------------------------------------------------
James O. Edwards, Chairman and CEO (4)
- -----------------------------------------------------------------------------------------------------------------------------------

Ten-month 1995        $295,673     $90,000 (1)(4)             (2)               0                         0         $102,386 (3)(4)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995           $324,519                 0              (2)               0   53,000 new options                 $111,890 (4)
                                                                                    97,000 repriced options
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1994           $300,000                 0              (2)               0                         0            $123,596 (4)
- -----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane, Executive Vice President (5)
- -----------------------------------------------------------------------------------------------------------------------------------
Ten-month 19 95       $219,808                (1)             (2)               0                         0           $2,683 (3)(5)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995           $249,423           $60,000              (2)               0   66,666 new options                  $12,866 (5)
                                                                                    33,334 repriced options
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1994           $220,000                 0              (2)               0                         0             $23,007 (5)
- -----------------------------------------------------------------------------------------------------------------------------------
Richard K. Nason, Executive Vice President and CFO(6)
- -----------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995        $190,865                (1)             (2)               0                         0           $3,006 (3)(6)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995           $168,749                 0              (2)               0            52,000 options              $9,538 (6)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1994           $100,077                 0              (2)               0                         0              $1,140 (6)
- -----------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp, Executive Vice President (7)
- -----------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995        $245,096                (1)             (2)               0                         0           $2,056 (3)(7)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995           $274,519          $150,000  $200,022 (2)(7)               0                         0            $278,702 (7)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1994            $64,500          $147,159              (2)        $418,499           100,000 options             $35,729 (7)
- -----------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas, Executive Vice President (8)
- -----------------------------------------------------------------------------------------------------------------------------------
Ten-month 1995        $248,942    $110,000 (1)(8)             (2)               0                         0           $2,236 (3)(8)
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1995           $274,423           $45,000              (2)               0   74,463 new options                  $12,573 (8)
                                                                                    50,537 repriced options
- -----------------------------------------------------------------------------------------------------------------------------------
Fiscal 1994           $220,000                 0              (2)               0                         0             $22,715 (8)
===================================================================================================================================

NOTE: Because of the Company's fiscal year-end change, the fiscal period ended December 31, 1995, is only a ten-month period. Fiscal 1995 and 1994 referred to in the following footnotes are twelve-month periods:

     Fiscal 1995:    March 1, 1994, through February 28, 1995
     Fiscal 1994:    March 1, 1993, through February 28, 1994


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 13

(1) Other than bonus amounts already paid during the ten-month fiscal period in 1995, the amount of bonus usually awarded at fiscal year-end had not been calculated as of February 29, 1996. Any such year-end bonus paid to a Named Executive Officer will be disclosed in the Proxy Statement for the 1997 Annual Meeting of Shareholders if the Named Executive Officer is the Chief Executive Officer or one of the other four most highly compensated executive officers in 1996.

(2) Any amounts shown in the "Other Annual Compensation" column do not include any perquisites and other personal benefits because the aggregate amount of such compensation for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10% of the combined salary and bonus for the Named Executive Officer for the stated fiscal period.

(3) The Company's ten-month 1995 contributions to the Named Executive Officers pursuant to the Company's Retirement Plan will not be determined or made until September 1996. The Company will disclose these contributions for the Named Executive Officers in the Proxy Statement for the 1997 Annual Meeting of Shareholders if the Named Executive Officer is the Chief Executive Officer or one of the other four most highly compensated executive officers in 1996.

(4) The amounts shown in column (i) of the table for Mr. Edwards comprise the following:

Ten-month 1995  $100,000     Special cash payment due under Mr. Edwards'previous December 1990 compensation agreement
                $1,666       Company match under the Company's Section 401(k) Plan
                $720         Imputed income for Company-paid life insurance
Fiscal 1995     $100,000     Special cash payment under Mr. Edwards' December 1990 compensation agreement
                $1,450       Company match under the Company's Section 401(k) Plan
                $9,576       Company contribution under the Company's Retirement Plan for FY95 made in November 1995
                $864         Imputed income on Company-paid life insurance
Fiscal 1994     $100,000     Special cash payment under Mr. Edwards' December 1990 compensation agreement
                $16,563      Company contribution under the Company's Retirement Plan for FY94 made in November 1995
                $1,452       Company match under the Company's Section 401(k) Plan
                $4,717       Company 2% contribution under the Company's Employee Stock Ownership Plan for FY94 made in November 1994
                $864         Imputed income on Company-paid life insurance

(5) The amounts shown in column (i) of the table for Dr. Kahane comprise the following:

Ten-month 1995    $2,248       Company match under the Company's Section 401(k) Plan
                  $435         Imputed income for Company-paid life insurance
Fiscal 1995       $2,984       Company match under the Company's Section 401(k) Plan
                  $9,576       Company contribution under the Company's Retirement Plan for FY95 made in November 1995
                  $306         Imputed income for Company-paid life insurance
Fiscal 1994       $16,563      Company contribution under the Company's Retirement Plan for FY94 made in FY95
                  $1,421       Company match under the Company's Section 401(k) Plan
                  $4,717       Company 2% contribution under the Company's Employee Stock Ownership Plan for FY94 made in FY95
                  $306         Imputed income for Company-paid life insurance

(6) Mr. Nason became an executive officer of the Company in December 1994; he became an employee of the Company in June 1993. The amounts shown in column
(i) of the table for Mr. Nason comprise the following:

Ten-month 1995  $614         Imputed income for Company-paid life insurance
                $2,392       Company match under the Company's Section 401(k) Plan
Fiscal 1995     $3,121       Company match under the Company's Section 401(k) Plan
                $5,773       Company contribution under the Company's Retirement Plan for FY95 made in November 1995.
                $644         Imputed income for Company-paid life insurance
Fiscal 1994     $785         Company match under the Company's Section 401(k) Plan
                $355         Imputed income for Company-paid life insurance premium


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 14

(7) Mr. Rapp joined the Company in November 1993 (fiscal year 1994). The amount shown in column (e) for fiscal year 1995 was an amount reimbursed for the payment of taxes. The amount shown in column (f) for fiscal year 1994 is the value of 88,105 shares of Restricted Stock awarded to Mr. Rapp under the Company's Stock Incentive Plan determined by multiplying the number of shares by the $4.75 closing price per share of the Company's Common Stock on the New York Stock Exchange on November 8, 1993, the date of the grant. The restriction on these shares was lifted on November 9, 1994, when they vested; Mr. Rapp owns no other shares of Restricted Stock. The amounts shown in column (i) of the table for Mr. Rapp comprise the following:

Ten-month 1995  $1,778       Company match under the Company's Section 401(k) Plan
                $278         Imputed income for Company-paid life insurance
Fiscal 1995     $2,353       Company match under the Company's Section 401(k) Plan
                $46,219      Reimbursed expenses associated with relocation from California to Virginia
                $219,155     Forgiveness of interest-free loans made to facilitate the sale of Mr. Rapp's
                             California  residence and his purchase of a Virginia residence (includes imputed interest amounts)
                $880         Reimbursed accounting expenses associated with tax considerations for Mr. Rapp's employment arrangement
                $9,576       Company contribution under Company's Retirement Plan for FY95 made in November 1995
                $519         Imputed income for Company-paid life insurance
Fiscal 1994     $462         Company match under the Company's Section 401(k) Plan
                $35,152      Reimbursed expenses associated with relocation from California to Virginia
                $115         Imputed income for Company-paid life insurance

(8) The amounts shown in column (i) of the table for Dr. Tipermas comprise the following:

Ten-month 1995    $2,236         Company match under the Company's Section 401(k) Plan
Fiscal 1995       $2,997         Company match under the Company's Section 401(k) Plan
                  $9,576         Company contribution under the Company's Retirement Plan for FY95 made in November 1995
Fiscal 1994       $16,563        Company contribution under the Company's Retirement Plan for FY94 made in FY95
                  $1,435         Company match under the Company's Section 401(k) Plan
                  $4,717         Company 2% contribution under the Company's Employee Stock Ownership Plan for FY94 made in FY95

====================================================================================================================================
                                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                   AND FY-END OPTION/SAR VALUES
====================================================================================================================================
(a)                           (b)             (c)                    (d)                                  (e)
                             Shares          Value          Number of Securities            Value of Unexercised In-the-Money
Name                       Acquired on      Realized       Underlying Unexercised              Options/SARs at 12/31/95 ($)
                           Exercise (#)       ($)               Options/SARs                  Exercisable/Unexercisable (*)
                                                                at 12/31/95 (#)
                                                          Exercisable/Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
James O. Edwards                     0               0                37,500/112,500                                $65,250/$195,750
- ------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Kahane                    0               0                 50,000/50,000                                 $38,500/$38,500
- ------------------------------------------------------------------------------------------------------------------------------------
Richard K. Nason                     0               0                 13,834/58,166                                  $8,898/$21,323
- ------------------------------------------------------------------------------------------------------------------------------------
Alvin S. Rapp                        0               0                 40,000/60,000                                            (**)
- ------------------------------------------------------------------------------------------------------------------------------------
Marc Tipermas                        0               0                 62,500/62,500                                $ 48,125/$48,125
====================================================================================================================================


(*)       Calculated using the NYSE closing price of the Common Stock on
December 29, 1995 ($4.25 per share) less the per share option exercise price multiplied by the number of exercisable or unexercisable options, as the case may be.

(**)      Mr. Rapp's options are not in-the-money.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 15

Senior Executive Officers Severance Plan

          In April 1994 the Compensation Committee of the Board of Directors approved the adoption of the Company's Senior Executive Officers Severance Plan (the "SEOSP"). In December 1994, the SEOSP was amended to clarify (a) that once an officer becomes a participant in the SEOSP, he or she will continue to be eligible for SEOSP benefits throughout his or her employment by the Company, and
(b) that the SEOSP is intended to set a minimum severance benefit for the participant. If a participant is entitled to a greater benefit under his or her employment agreement with the Company, then such arrangement prevails over the lower SEOSP benefit.

          The eligible participants in the SEOSP are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the General Counsel, the Senior Vice President and Director of Human Resources, and any Executive Vice President and other officers of rank equivalent to Executive Vice President as designated by the Compensation Committee. As of the March 6, 1996, Record Date, there are eight persons whose severance payments are governed by the SEOSP.

          A participant is eligible to receive severance payments if the Company terminates his or her employment without "cause" or if the participant terminates his or her employment for "good reason." "Cause" and "good reason" are defined in the SEOSP. Severance benefits equal to three months of average salary will be paid if the participant's length of employment is three years or less; severance benefits equal to one month of average salary for each year of service (up to a maximum of 18 months) will be paid if a participant's length of employment is four or more years. Average salary is defined in the SEOSP as the participant's average monthly gross salary excluding all bonus for the six months prior to employment termination. Severance benefits may be paid under the SEOSP in two installments or, with the approval of the Compensation Committee, in a lump sum. The SEOSP provides that severance pay will not be considered compensation for purposes of the Retirement Plan or the Section 401(k) Plan; severance pay will not increase Years of Service for those Plans' purposes. As of the March 6, 1996, Record Date, no severance benefits have been paid under the Plan.

         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT


          The SEC requires the Company to tell its shareholders when certain persons fail to report their transactions in the Company's stock to the SEC on a timely basis. The SEC rules and regulations permit the reporting of certain employee benefit plan transactions on an annual basis, provided the reports are filed within 45 days after the end of the Company's fiscal year. The Company's Legal Department prepares and files these reports for executive officers of the Company. Unfortunately, the Legal Department failed to take into account the Company's fiscal year end change from February 28 to December 31. Consequently, the required annual reports were late; they were filed on March 15, 1996, instead of February 14, 1996, for the following transactions and persons: option exchange/repricing (Messrs. Campbell, Goldman, Weeks; Ms. Romm); option grant (Messrs. Campbell, Goldman, Watson, Weeks; Ms. Romm); update year-end Retirement Plan Share balances (Messrs. Edwards, Goldman, Kahane, Tipermas; Ms. Romm); update year-end Section 401(k) share balances (Messrs. Brown, Edwards, and Nason); and update year-end ESOP share balance (Messrs. Edwards, Goldman; Ms.
Romm).



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 16

              AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                    NAMED IN THE SUMMARY COMPENSATION TABLE
                       (Three of whom also are Directors)


          James O. Edwards. Effective December 31, 1994, the Company entered into a three-year employment agreement with Mr. Edwards for his services as Chairman and Chief Executive Officer of the Company. In addition to delineating Mr. Edwards' areas of responsibility and reporting line, the agreement provides for: a base annual salary of $350,000 per year beginning on March 1, 1995 (with increases for periods after March 1, 1995, to be determined by the Compensation Committee of the Company's Board of Directors); annual bonus compensation to be determined by the said Compensation Committee; payment on May 15, 1995, of the carryover $100,000 cash payment under Mr. Edwards' 1990 compensation agreement with the Company; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 97,000 existing options (89,000 of which were vested) to purchase the Company's Common Stock at exercise prices ranging from $9.51 to $16.23; the grant of 150,000 options (expiring on November 15, 1999, and vesting in 37,500 increments over four years beginning May 15, 1995) at fair market value on the date of grant ($2.51 on September 1, 1994); and a one-year non-competition period following voluntary or "for cause" employment termination.

          As part of his employment agreement, Mr. Edwards' then-outstanding indebtedness to the Company was restructured. Mr. Edwards had been indebted to the Company under promissory notes dated January 14, 1991, September 22, 1991, and January 24, 1992, in the respective principal amounts (and per annum interest rates) of $622,740 (at 9%), $50,000 (at 9%), and $150,000 (at 8%)
(collectively, the "Predecessor Notes"). As of December 31, 1994, the accrued interest on the Predecessor Notes totaled $205,326.27. All of these loans had been provided to Mr. Edwards pursuant to his previous compensation agreement with the Company in return for agreements restricting his ability to sell his stock, were secured by a pledge of 130,665 shares of ICF Kaiser Common Stock (the "Pledged Shares"), and were non-recourse to Mr. Edwards. Mr. Edwards has signed an amended and restated promissory note in the amount of $1,028,066.27 dated December 31, 1994, which is a continuation of the Predecessor Notes, bears interest at 6.34% per annum, is secured by the Pledged Shares, is non-recourse to Mr. Edwards, and is due on December 31, 1997 (with accrued interest from December 31, 1994). The largest aggregate amount of Mr. Edwards' indebtedness to the Company outstanding at any time from March 1, 1995, to December 31, 1995, was $1,028,066.27. It is the Company's intention to retire the debt when the value of the collateral reaches the amount owed.

          Stephen W. Kahane. Effective March 1, 1994, the Company entered into a three-year employment agreement with Dr. Kahane for his services as an Executive Vice President and as a Group President. In addition to delineating Dr. Kahane's areas of responsibility and reporting line, the agreement provides for: a minimum base salary of $260,000 in fiscal year 1996 and $275,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation Committee of the Company's Board of Directors (in amounts specified in the agreement and with minimum cash bonuses of $30,000 to be paid at the beginning of each of fiscal years 1996 and 1997); severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 40,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 100,000 options (vesting in 25,000 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4,
1994); and a one-year non-competition period following voluntary or "for cause" employment termination.

          Richard K. Nason. Mr. Nason joined the Company as Senior Vice President, Internal Audit under the terms of a May 1993 letter that specified his salary ($150,000 per year), his bonus eligibility ($0-$25,000 for fiscal year 1994), and his duties and reporting line. In February 1995, following Mr. Nason's promotion to Executive Vice President and Chief Financial Officer, the Company increased Mr. Nason's salary to $200,000 beginning December 1, 1994, and to $225,000 beginning March 1, 1995; his bonus eligibility was increased to $0- $100,000 annually. Also in connection with his promotion, Mr. Nason was awarded two sets of options grants: (a) 50,000 options granted on February 1, 1995, to purchase the Company's Common Stock at $3.71 per share, vesting 25% annually over four years (beginning February 1, 1996) and expiring February 1, 2000, and
(b) 50,000 options granted on February 1, 1996, to purchase the Company's Common Stock at $3.78 per share, vesting 25% annually over four years (beginning February 1, 1997) and expiring February 1, 2001.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 17

          Alvin S. Rapp. In November 1993, the Company entered into an employment agreement with Mr. Rapp for his services as an Executive Vice President and as Group President of the Company's Engineering & Construction Group. In addition to delineating Mr. Rapp's areas of responsibility and reporting line, the agreement provides for his salary, bonuses, options, other employee benefits, and interest-free loans to facilitate the sale of Mr. Rapp's California residence and the purchase of a new residence near the Company's Virginia headquarters. Two of these loans were forgiven in fiscal year 1995 under the terms of the employment agreement because the proceeds from the sale of Mr. Rapp's California residence were less than anticipated. The third loan (dated January 20, 1994) has a balance of $300,000 as of the March 6, 1996, Record Date; is secured by Mr. Rapp's Virginia residence; and is due and payable in full on the earliest to occur of (a) January 20, 1999, (b) termination of Mr. Rapp's employment by the Company, (c) provision of reasonably satisfactory substitute collateral, or (d) the occurrence of a defined event of default. The largest aggregate amount of Mr. Rapp's indebtedness to the Company outstanding at any time from March 1, 1995, to December 31, 1995, was $300,000.

          Marc Tipermas. Effective March 1, 1994, the Company entered into a three-year employment agreement with Dr. Tipermas for his services as Executive Vice President and Director of Corporate Development of the Company. Dr. Tipermas also is a director of the Company. In addition to delineating Dr. Tipermas' areas of responsibility and reporting line, the agreement provides for: a minimum base salary of $290,000 in fiscal year 1996 and $300,000 in fiscal year 1997; annual bonus compensation to be determined by the Compensation Committee of the Company's Board of Directors (in amounts specified in the agreement and with a minimum cash bonus of $45,000 to be paid at the beginning of fiscal year 1996); severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; cancellation of 60,000 existing options to purchase the Company's Common Stock at exercise prices ranging from $8.25 to $9.51; the grant of 125,000 options (vesting in 31,250 increments over four years and expiring on November 15, 1999) at fair market value on the date of grant ($3.48 on April 4,
1994); and a one-year non-competition period following voluntary or "for cause" employment termination.


           AGREEMENTS AND TRANSACTIONS WITH OTHER EXECUTIVE OFFICERS


          Michael K. Goldman. Effective February 28, 1994, the Company and Mr. Goldman agreed to terminate Mr. Goldman's Amended Executive and Compensation Agreements originally signed in December 1990. Effective March 1, 1994, the Company and Mr. Goldman entered into an employment arrangement under which Mr. Goldman (a) serves as an employee of the Company at a specified annual salary;
(b) received the $50,000 special cash payment provided for in his December 1990 Compensation Agreement; and (c) was designated, with certain specified restrictions, as a participant in the Senior Executive Officers Severance Plan. In addition, all then-unvested options previously granted to Mr. Goldman vested as of March 1, 1994. The Company and Mr. Goldman also agreed to amend the terms of Mr. Goldman's outstanding loan with the Company as follows: the principal shall be due upon demand by the Company but no later than February 28, 1999; interest from May 16, 1994, shall accrue on the outstanding principal at 6% per annum; and payment of interest will be deferred until such time as the principal is due. No interest shall accrue or be payable on such deferred interest. Mr. Goldman's loan is secured by 33,134 shares of the Company's Common Stock and is non-recourse to Mr. Goldman. The Company and Mr. Goldman agreed that if the value of the pledged stock is less than the then-outstanding amount of principal and interest at the time of loan repayment demand (or February 28, 1999, at the latest), then the Company will retire the principal and interest by considering the pledged shares to have been sold back to the Company (within the constraints set forth in the Company's debt and equity instruments). The outstanding balance as of the March 6, 1996, Record Date was $191,647.00, plus accrued interest. The largest aggregate amount of Mr. Goldman's indebtedness to the Company outstanding at any time from March 1, 1995, to December 31, 1995, was $191,647.00.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 18

                            STOCK PERFORMANCE GRAPH


                             [GRAPH APPEARS HERE]



          The above graph plots cumulative shareholder returns on a $100 investment in ICF Kaiser International, Inc. Common Stock for the past five years. The S&P 500 Index and an environmental index are shown for comparison and include reinvestment of dividends where applicable. The environmental index includes the following eight companies: Harding Associates, Incorporated; International Technologies Corporation; EA Engineering, Science, and Technology, Inc.; Jacobs Engineering; EMCON; OHM Corporation; TRC Companies; and Roy F. Weston, Inc. This is the same index used by the Company in its 1995 Proxy Statement.

- --------------------------------------------------------------------------------------
                            Cumulative Shareholder Return
- --------------------------------------------------------------------------------------
                                                  Last trading date in
                                ------------------------------------------------------
                                  Fiscal  Fiscal   Fiscal   Fiscal   Fiscal   Calendar
                                   1991    1992     1993     1994     1995      1995
ICF Kaiser International, Inc.     $ 100  $ 60.87  $ 64.13  $ 42.39  $ 27.17   $ 36.96
- --------------------------------------------------------------------------------------
S&P 500                            $ 100  $130.47  $140.41  $154.56  $156.60   $215.45
- --------------------------------------------------------------------------------------
Peer Group                         $ 100  $141.99  $125.05  $110.51  $ 83.96   $ 94.08
======================================================================================


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


Powers of the Compensation Committee

          The Board of Directors has delegated certain of its powers to its Compensation Committee (the "Committee"). On behalf of the Board, the Committee reviews the annual salary, bonuses, and other benefits (direct and indirect) paid to the CEO and those persons designated as executive officers under SEC rules and regulations. The Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers. During the period from March 1 to December 31, 1995 (the Company's most recent fiscal period because of a fiscal year-end change), the Committee reviewed and recommended for approval of the Board of Directors all stock options granted to executive officers and certain other key employees under the Stock Incentive Plan.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 19

          The Committee reviews and submits to the full Board of Directors its recommendations concerning new executive compensation plans or new stock plans and its recommendations for amendments to existing plans. On behalf of the Board, the Committee administers the Company's Stock Incentive Plan, the Employee Stock Purchase Plan, the Section 401(k) Plan, the Retirement Plan, the Non-employee Directors Stock Option Plan, the Senior Executive Officers' Severance Plan, and all welfare benefit plans to the extent such plans require the involvement of the Board of Directors. The Committee has authority to determine whether indemnification of officers, directors, and/or employees should be provided in specific cases. Finally, the Committee has the power to establish, and then periodically review, the Company's policies in the area of management perquisites, with the full Board of Directors having final decision-making authority with respect to perquisites for executive officers and other members of senior management. The Company does not grant significant perquisites to any of its employees. In April 1995, the Board of Directors amended the Stock Incentive Plan to provide that the Chief Executive Officer of the Company would have authority under that Plan to grant options to key employees provided those key employees are not executive officers of the Company.

The Company's Executive Compensation Philosophy

          The Company's executive compensation philosophy has not changed significantly since fiscal year 1993. Based on compensation data provided to it by an independent compensation consulting firm regarding positions of similar content in the industrial sector, the Company developed its compensation philosophy: (a) to provide levels of total direct compensation (including compensation for the CEO) at approximately the 50th percentile to 25% above the 50th percentile of total direct compensation paid to comparable employees by other companies and (b) to reward performance (including performance by the CEO) based on the individuals' initiative, achievements, and contributions to overall corporate performance during the fiscal year.

          The key elements of executive compensation are salary, annual bonuses (primarily designed to reward one-year performance and to attract and retain highly qualified executive officers), and grants of stock options (primarily based on long-term performance and designed to provide strong incentives for superior, long-term future performance). The Committee takes into account the Company's overall performance during the fiscal year and generally gives this corporate performance factor approximately equal weight to individual performance when making executive compensation decisions. As mentioned above, the Company does not grant significant perquisites to its employees or officers.

Named Executive Officers

          During the ten months ended December 31, 1995, the executive officers named in the Summary Compensation Table on page 13 of this Proxy Statement were:
James O. Edwards, Chief Executive Officer; Stephen W. Kahane, Executive Vice President; Richard K. Nason, Executive Vice President and Chief Financial Officer; Alvin S. Rapp, Executive Vice President; and Marc Tipermas, Executive Vice President. In this Report, any executive officer named in the referenced Table will be referred to as a "Named Executive Officer."

Compensation of the Chief Executive Officer

          The December 1994 employment agreement signed with Mr. Edwards is described on page 17 of this Proxy Statement. In the 1995 Proxy Statement, the Compensation Committee disclosed its determination that signing the then-new employment agreement with Mr. Edwards was in the best interests of the Company in that it secured Mr. Edwards' services to the Company through 1997 while also providing the Company with one-year non-competition and non-solicitation-of-employees periods following the termination of Mr. Edwards' employment.

          During the ten months ended December 31, 1995, the Compensation Committee approved a total bonus of $90,000 to Mr. Edwards, primarily in recognition of his services to the Company in winning the award of the Performance Based Integrated Management Contract at the U.S. Department of Energy's Rocky Flats Environmental Technology Site near Denver, Colorado, and in arranging for CH2M Hill Companies, Ltd. to join with the Company for that successful bid. This Rocky Flats contract added approximately $3.0 billion to the Company's backlog, and the Compensation Committee determined that the amount of the bonus was a fair award to recognize Mr. Edwards' efforts.



- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 20

Pre-existing Agreements Affecting Executive Compensation in Calendar Year 1995

          During the ten months ended December 31, 1995, the decisions on compensation and annual bonuses to be paid to all Named Executive Officers were based primarily on the Company's legal obligations to each of them under pre-existing employment agreements or arrangements described on pages 17-18 of this Proxy Statement. It is the opinion of the Committee that these agreements and arrangements continue to be in the best interests of the Company in that they assure the Company of the continued, long-term service of these individuals at compensation levels appropriate for the positions they now hold.

Bonus Award to a Named Executive Officer

          During the ten months ended December 31, 1995, the Compensation Committee approved a bonus award of $65,000 to Dr. Tipermas, primarily in recognition of his efforts on behalf of the Company which resulted in the award of the Rocky Flats contract described above; an additional $45,000 bonus amount was paid as required under Dr. Tipermas' 1994 employment agreement described on page 18 of this Proxy Statement.

The Company's Long-term Incentive Award Program

          At its April 24, 1995, meeting, the Committee considered and approved the adoption of a new Long-term Incentive Award Program under the Stock Incentive Plan (the "New LTI"). The New LTI replaced the Long-term Incentive Compensation Plan which had been in effect since March 1, 1992; no awards had been made under that plan because the Company's earnings per share fell below the threshold amount required for award grants.

          The New LTI, like the former plan, is designed to serve several purposes: to continually focus and influence executive management decision-making on the long-term growth and profit goals of the Company; to provide a long-term incentive vehicle (option grants and awards of restricted stock) that will provide some retention "handcuffs" (stability) to the work force during the vesting periods for the options and stock; to provide option grants and awards of restricted stock that are market competitive; and to provide significant financial rewards to key employees in tandem with shareholders' accumulation of wealth. No options or restricted stock awards have been awarded under the New LTI because the Company's earnings for the ten months ended December 31, 1995, fell below the threshold amount required for award grants. New thresholds have been set for future grants and awards.

The Company's Senior Executive Officers Severance Plan

          The terms of the SEOSP are described on page 16 of this Proxy Statement. No actions with respect to the SEOSP were taken by the Compensation Committee during the ten months ended December 31, 1995.

This report is being submitted by the following members of the Compensation
Committee:

     VOTING MEMBERS DURING                  EX-OFFICIO AND NON-VOTING
     MARCH 1 TO DECEMBER 31, 1995           MEMBER DURING MARCH 1 TO
     AND AS OF THE DATE OF THIS             DECEMBER 31, 1995 AND AS OF THE
     PROXY STATEMENT:                       DATE OF THIS PROXY STATEMENT:

      Tony Coelho (Chairman)                     James O. Edwards
      Gian Andrea Botta
      Frederic V. Malek


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. 1996 Proxy Statement                      Page 21

                                 OTHER MATTERS

          At April 2, 1996, management was not aware that any matters not referred to on the enclosed proxy card would be presented for action at the meeting. If any such matter properly comes before the meeting, shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the holders of such proxies. This Proxy Statement is provided by direction of the Board of Directors.

          Director Nominations. Shareholders wishing to nominate persons for election as a director at the 1997 Annual Meeting, or otherwise to present business at that meeting, must do so pursuant to a timely notice sent in writing to the Secretary of the Company, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031. To be timely, the notice must be received by the Company at the above address no earlier than February 2, 1997, and no later than March 3, 1997. A shareholder's notice of nomination must set forth:
     (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director
         (i) the name, age, business address, and residence address of such person,
         (ii)   the principal occupation or employment of such person,
         (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
         (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and
     (b) as to the shareholder giving the notice
         (i)    the name and record address of such shareholder and
         (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected.

          The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a director will not be eligible to serve as a director, unless nominated in accordance with the foregoing procedures.

          Shareholder Proposals and Other Business. The 1997 Annual Meeting of Shareholders is scheduled to be held on Friday, May 2, 1997. Shareholders wishing to submit proposals to be included in the Proxy Statement for the 1997 Annual Meeting should submit them in writing to the Secretary of the Company, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031, no later than December 15, 1996. A shareholder's notice with respect to other business to be brought before the 1997 Annual Meeting by such shareholder must set forth as to each matter of business:
     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b) the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d) any material interest of such shareholder in such business.



                                   Paul Weeks, II
                                   Senior Vice President, General Counsel
April 2, 1996                        and Secretary


- --------------------------------------------------------------------------------
ICF Kaiser International, Inc. Proxy Statement                           Page 22

               ICF KAISER INTERNATIONAL, INC. STOCK INCENTIVE PLAN
                (as amended and restated through March 1, 1996)

    1. Purpose. The purpose of this plan ("Plan") is to promote the interests of ICF Kaiser International, Inc. ("ICF Kaiser") by affording its key employees an incentive, by means of an opportunity to acquire ICF Kaiser's Common Stock, par value $0.01 per share, and to share in the increase in the value of the Common Stock, to remain in the employ of the Company, and to exert their maximum efforts in its behalf.

    2. Administration. The Plan shall be administered by the Compensation Committee ("Committee") of the Board of Directors of ICF Kaiser ("Board"). In addition to its duties with respect to the Plan stated elsewhere in the Plan, the Committee shall have full authority, consistent with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, and to make all other determinations necessary or desirable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding upon all persons. The Committee may delegate to the Chief Executive Officer of ICF Kaiser (the "CEO") the discretion (a) to select Participants to whom Options shall be granted from among the key employees of ICF Kaiser and its Subsidiaries, other than key employees of ICF Kaiser who are required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and (b) as set forth below in the Plan, to perform such other functions of the Committee as are specified in this Plan with respect to Participants other than key employees of ICF Kaiser who are required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

    3. Shares Subject to the Plan. The aggregate combined number of shares of Common Stock which may be covered by stock options ("Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), and restricted stock units ("Restricted Stock Units") granted pursuant to the Plan is 6,000,000 shares, subject to adjustment under Section 9. Shares which may be delivered on exercise or settlement of Options, SARs, Restricted Shares, or Restricted Stock Units may be previously issued shares reacquired by ICF Kaiser or authorized but unissued shares. Shares covered by Restricted Shares or Restricted Stock Units that are forfeited and shares covered by Options that expire unexercised or are canceled (without having been surrendered upon the exercise of SARs, whether settled in cash or Common Stock) shall again be available for grant under the Plan.

    4. Eligibility. The Committee or the CEO, as the case may be, shall from time to time in its or his or her discretion select the employees to whom Options, SARs, Restricted Shares, and Restricted Stock Units shall be granted ("Participants") from among the key employees of ICF Kaiser and its subsidiary corporations ("Subsidiaries").

    5.    Options.

          (a) The Committee or the CEO, as the case may be, shall in its or his or her discretion determine the time or times when options shall be granted and the number of shares of Common Stock to be subject to each Option. In the case of an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate fair market value (determined as of the date the Option is granted) of the stock which for any Options may become exercisable by a Participant for the first time by such individual during any calendar year (under all incentive stock option plans of ICF Kaiser and its Subsidiaries) shall not exceed $100,000. Options may be granted under the Plan on such terms and conditions as the Committee considers appropriate, which may differ from those provided in the Plan, where such Options are granted in substitution for stock options held by employees of other companies who concurrently become employees of ICF Kaiser or a Subsidiary as the result of a merger or consolidation of the employing company with, or the acquisition of the property or stock of the employing company by, ICF Kaiser or a Subsidiary.

          (b) Except as provided in paragraph (d), each option shall be for such term as the Committee or the CEO, as the case may be, shall determine, but not more than 10 years from the date it is granted, except that the term of an option other than an incentive stock option may extend up to 11 years from the date the Option is granted if the Participant dies within the 10th year following the date of grant.

          (c) Except as provided in paragraphs (a) and (d), the purchase price for each share of Common Stock subject to an Option shall be not less than the fair market value of the Common Stock on the date the Option is granted.

          (d) In the case of an incentive stock option, as defined in Section 422(b) of the Code, granted to an employee who at the time the Option is granted owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the corporation employing such employee or of its parent corporation or a subsidiary corporation (as defined in Sections 424(e) and 424(f), respectively, of the Code), the purchase price for each share of Common Stock subject to the Option shall be at 110 percent of the fair market value of the shares at the time such Option is granted and such Option shall not be exercisable after the expiration of five years from the date such option is granted.

          (e) Exercise of an Option shall be by written notice in the form and manner determined by the Committee. Except as otherwise determined by the Committee or the CEO, as the case may be, no Option may be exercised to any extent before one year from the date of grant. The Committee or the CEO, as the case may be, in its or his or her discretion may (1) determine installment exercise terms for an option under which it may be exercised in a series of cumulative installments, (2) prescribe rules limiting the frequency of exercise of options or the minimum number of shares that may be exercised at any one time, (3) determine the form of consideration (including cash, shares of Common Stock, or any combination thereof) which may be accepted in payment of the purchase price of shares purchased pursuant to the exercise of an Option, and
(4) prescribe such other rules or conditions as it considers appropriate regarding the exercise of Options granted under the Plan.

          (f) In the case of incentive stock options, the instruments evidencing such Options shall provide that if, within two years from the date of grant of the Option or within one year after the transfer of shares of Common Stock to the Participant on exercise of the option, the Participant makes a disposition (as defined in Section 424(c) of the Code) of any shares of such Common Stock, the Participant shall notify ICF Kaiser of such disposition in the manner and within such time as the Committee in its discretion shall determine. The Committee may direct that a legend restricting transfer in the absence of appropriate notification be affixed to any stock certificates representing Common Stock transferred under the Plan.

          (g) Each Option shall be evidenced by a written instrument which shall state such terms and conditions which are not inconsistent with the provisions of the Plan as the Committee or the CEO, as the case may be, in its or his or her discretion shall determine and approve, including terms and conditions regarding the exercise of Options upon termination of employment.

          (h) The Committee may, in its discretion, make loans available to Participants, on reasonable terms, with funds to be provided by ICF Kaiser, to facilitate payment by any Participant of the exercise price of, or any tax withholding obligation incurred with respect to, any options, SARs, Restricted Shares, or Restricted Stock Units granted under the Plan after the adoption of this provision. The Committee or ICF Kaiser may, in their respective discretion, take other steps to enable ICF Kaiser to facilitate the payment of such exercise price or tax withholding obligations, including but not limited to arranging for the provision of loans by, or other arrangements with, third parties, including but not limited to banks or brokers, with or without a guarantee of such loans by ICF Kaiser.

    6. Stock Appreciation Rights. The Committee may from time to time grant SARs unrelated to Options or related to Options or portions of Options granted to Participants under the Plan. Each SAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine. The Participant may exercise an SAR or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the shares as to which the SAR is awarded, which may be shares of Common Stock, as measured by the difference between the purchase price of such shares and their fair market value at the date of exercise. Such payments may be made in cash, in shares of Common Stock valued at fair market value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine.

    7.    Restricted Shares and Restricted Stock Units.

          (a) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Shares and Restricted Stock Units under the Plan. Each grant of Restricted Shares and Restricted Stock Units shall be evidenced by a written instrument which shall state the number of Restricted Shares or Restricted Stock Units covered by the grant and the terms and conditions which the Board shall have determined with respect to such grant. Restricted Shares shall be shares of Common Stock. Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock.

          (b) A stock certificate representing the Restricted Shares granted to a Participant shall be registered in the Participant's name but shall be held in custody by ICF Kaiser for the Participant's account. The Participant generally shall have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote or otherwise act as a shareholder with respect to such Restricted Shares, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restriction Period (as defined herein) and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of prior to termination of the Restriction Period; (iii) the Participant shall forfeit and immediately transfer back to ICF Kaiser without payment all of the Restricted Shares, and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of ICF Kaiser, if and when the Participant ceases to be either an employee or a director of ICF Kaiser or any of its Subsidiaries prior to expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Shares. Cash dividends, if any, with respect to the Restricted Shares shall be paid to the Participant.

          (c) Upon the expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be. ICF Kaiser shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required from the Participant upon the issuance or delivery of any Restricted Shares, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares.

          (d) Vesting of each grant of Restricted Shares and Restricted Stock Units shall require the Participant to remain an employee or a director of ICF Kaiser or of a Subsidiary for a prescribed period (the "Restriction Period"), which period may be subject to acceleration upon the occurrence of certain events, as the Committee may determine and specify in the written instrument evidencing such grant. The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each grant of Restricted Shares or Restricted Stock Units, provided that in no case shall the Restriction Period be less than one year, subject to adjustment as set forth above. All Restricted Stock Units granted to a Participant under the Plan shall terminate without further obligation on the part of ICF Kaiser if and when the Participant ceases to be an employee or a director of ICF Kaiser or any of its Subsidiaries prior to expiration or termination of the Restriction Period and the satisfaction of any other conditions prescribed by the Committee applicable to Restricted Stock Units, and in such event the Participant shall not be entitled to receive any payment with respect to those Restricted Stock Units, except as provided in paragraph (f).

          (e) Upon expiration of the Restriction Period or Periods applicable to each grant of Restricted Stock Units, the Participant shall, without payment on his or her part, be entitled to receive payment in an amount equal to the aggregate fair market value of the shares of Common Stock covered by such grant on the date of expiration. Such payment may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its discretion shall determine. Any payment in cash shall reduce the number of shares of Common Stock which may be covered by Restricted Stock Units granted under the Plan, as provided in Section 3, to the extent of the number of Restricted Stock Units to which such payment relates.

          (f) A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend ICF Kaiser would have paid to such Participant during the term of those Restricted Stock Units as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend. Payment of each such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

    8. Long-Term Incentive Award Program. The Committee shall have the discretion to grant non-statutory Options and/or Restricted Shares to Participants pursuant to the terms of a Long-Term Incentive Award Program (LTIAP) designed to accomplish the purposes of the Plan. Under the LTIAP, the Committee shall have the discretion to grant conditionally non-statutory Options and/or Restricted Shares to Participants, which Options and/or Restricted Shares shall be forfeited in the event that earnings per share (EPS) targets determined at the time of the conditional grant are not subsequently achieved by ICF Kaiser. EPS targets, if any are set, shall be determined by the Committee on an annual basis. All other terms and conditions of the LTIAP shall be determined by the Committee in its discretion and shall not be inconsistent with the provisions of the Plan.

    9. Adjustment Upon Changes in Capitalization. If there is a change in the number or kind of outstanding shares of ICF Kaiser's stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or other similar event, or if there is a distribution to shareholders of ICF Kaiser's Common Stock other than a cash dividend, appropriate adjustments shall be made by the Committee to the number and kind of shares subject to the Plan; the number and kind of shares under Options, SARs, Restricted Shares, and Restricted Stock Units then outstanding; the maximum number of shares available for options, SARs, Restricted Shares, and Restricted Stock Units; the purchase price for shares of Common Stock covered by Options; and other relevant provisions, to the extent that the Committee, in its sole discretion, determines that such changes make such adjustments necessary to be equitable. Similar adjustments may also be made by the Committee in its discretion if substitute Options are granted pursuant to Section 5(a).

     10. Transferability of Options, SARs, Restricted Shares, and Restricted Stock Units. Options that are intended to be incentive stock options, SARs, Restricted Shares, and Restricted Stock Units shall be nonassignable and nontransferable by the Participant, other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant or his guardian. Options that are designated at the time of grant as Options that are not incentive stock options may be transferred or assigned only to a person who is at the time of such transfer an employee of ICF Kaiser or a Subsidiary, except that any such options held by persons subject to the reporting obligations of Section 16(a) of the Securities Exchange Act of 1934, as amended, may not be transferred or assigned other than by will or the laws of descent and distribution.

     11. Laws and Regulations. The Plan, the grant and exercise of Options, SARs, Restricted Shares, and Restricted Stock Units, and the obligation of ICF Kaiser to sell or deliver shares of Common Stock under the Plan shall be subject to all applicable laws, regulations, and rules.

     12. No Employment Rights. Nothing in the Plan shall confer upon any employee of ICF Kaiser or a Subsidiary any right to continued employment or interfere with the right of ICF Kaiser or a Subsidiary to terminate his or her employment at any time.

     13. Tax Withholding. Any payment to or settlement with a Participant in cash or in Common Stock pursuant to any provision of the Plan shall be subject to withholding of income tax, FICA tax, or other taxes to the extent ICF Kaiser or a Subsidiary is required to make such withholding. Any required withholding payable by a Participant with respect to any tax may be paid in cash, in whole shares of Common Stock, or in a combination of whole shares of Common Stock and cash, having an aggregate fair market value equal to the amount of any required withholding obligation.

14.  Termination; Amendments.

          (a) The Board may at any time terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on December 31, 2005. No Option, SAR, Restricted Share, or Restricted Stock Unit may be granted after such termination.

          (b) The Board may at any time or times amend the Plan or amend any outstanding Options, SARs, Restricted Shares, or Restricted Stock Units for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law, provided that no amendment of any outstanding Options, SARs, Restricted Shares, or Restricted Stock Units shall contain terms or conditions inconsistent with the provisions of the Plan as determined by the Committee.

          (c) Except as provided in Section 9, no such amendment shall, without the approval of the shareholders of ICF Kaiser: (i) increase the maximum number of shares of Common Stock for which Options, SARs, Restricted Shares or Restricted Stock Units may be granted under the Plan; (ii) except to the extent required or permitted under Section 5(a) in the case of substitute Options, reduce the price at which options may be granted below the price provided for in
Section 5(c); (iii) reduce the option price of outstanding Options; (iv) extend the period during which Options, SARs, Restricted Shares, or Restricted Stock Units may be granted; (v) except to the extent permitted or required under
Section 5(a) in the case of substitute Options, extend the period during which an outstanding Option may be exercised beyond the maximum period provided for in
Section 5(b); (vi) materially increase in any other way the benefits accruing to Participants; or (vii) change the class of persons eligible to be Participants.

    15. Effective Date. The Plan shall become effective upon approval by the Board; provided, however, that the Plan shall be submitted to the shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, shall be of no force and effect. Options, SARs, Restricted Shares, and Restricted Stock Units granted by the Committee before approval of the Plan by the shareholders shall be granted subject to such approval and shall not be exercisable or payable before such approval. Options, SARs, and Restricted Stock Units may be granted by the Committee, or other actions may be taken under or with respect to the Plan, pursuant to any Plan amendment that is subject to shareholder approval, prior to the receipt of such shareholder approval, provided that such Options, SARs, Restricted Shares, and Restricted Stock Units shall not be exercisable or payable before such approval.

                   Proxy Solicited on Behalf of the Board of Directors of the
ICF KAISER         Company for the Annual Meeting of Shareholders to be held
                   on Saturday, May 4, 1996

The undersigned hereby constitutes and appoints James O. Edwards, Richard K. Nuson, and Paul Weeks, II, and each of them, his or her true and lawful agents and proxies with full powers of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of ICF KAISER INTERNATIONAL, INC. to be held at the headquarters of the Company, 9300 Lee Highway, Fairfax, Virginia, on Saturday, May 4, 1996, at 9:00 a.m., and at any adjournments thereof, on all matters coming before said meeting.


           Election of Directors, Nominees:        Thomas C. Jorling
                                                   Frederic V. Malek
                                                   Robert W. Page, Sr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies named above cannot vote your shares unless you sign and return this card.

- --------------------------------------------------------------------------------

ICF KAISER                                    Annual Meeting
                                              of Shareholders
                                              May 4, 1996
                                              9:00 a.m.

                                              Auditorium
                                              9300 Lee Highway
                                              Fairfax, VA 22031


IMPORTANCE NOTICE:

The reverse side of this Proxy Card shows the number of shares of ICF Kaiser International, Inc. Common Stock that you own in your own name. If the reverse side of this Proxy Card shows that you own shares through the ICF Kaiser International, Inc. Retirement, Section 401(k), or Employee Stock Ownership Plans ("employee benefit plan shares"), please note: your proxy card must be received by ICF Kaiser's stock transfer agent before the close of business on Tuesday, April 30, 1996, in order for your voting instructions to have effect. Please use the enclosed postage-paid, addressed envelope to vote your employee benefit plan shares; you must mail your Proxy Card in sufficient time for it to be received by ICF Kaiser's stock transfer agent on or before April 30, 1996. If your Proxy Card with your voting instructions has not been received by close of business on April 30, 1996, the shares will be voted by the Trustee for the referenced Plans at the instructions of the Plan Committees, in their discretion.

[X]  Please mark your                                                     7225
     votes as in this
     example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposal 2, and FOR proposal 3.

- --------------------------------------------------------------------------------
  The Board of Directors recommends a vote FOR election of directors and FOR proposals 2 and 3.
- --------------------------------------------------------------------------------
                   FOR      WITHHELD

1. Election of    [___]      [___]
   Directors
   (see reverse)

For, except vote withheld from the following nominee (s):

- ------------------------------------------------

2. Approval of       FOR    AGAINST  ABSTAIN
   Appointment of   [___]    [___]    [___]
   Independent
   Public
   Accountants

                     FOR    AGAINST  ABSTAIN

3. Approval of      [___]    [___]    [___]
   Amendment of
   Stock Incentive
   Plan
- --------------------------------------------------------------------------------


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.


                         -------------------------------------------------------


                         -------------------------------------------------------
                           SIGNATURE(S)                         DATE


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                             FOLD AND DETACH HERE



                                Annual Meeting
                                      of
                        ICF Kaiser International, Inc.

                                 Shareholders

                             Saturday, May 4, 1996
                                   9:00a.m.
                                  Auditorium
                               9300 Lee Highway
                                  Fairfax, VA


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                                    Agenda
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* Election of three directors

* Approval of the appointment of independent public accountants

* Approval of announcement of Stock Incentive Plan

* Report of the progress of the Company

* Questions from shareholders in attendance

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